Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

Fourth Quarter 2024

Reference is made to Prudential Financial, Inc.'s (PFI) filings with the Securities and Exchange Commission for general information and consolidated financial information. All financial information in this document is unaudited.

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Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2024

FINANCIAL METRICS SUMMARY
(in millions, except per share and return on equity data)

	2023	2024				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2023	2024	% change

Earnings
Adjusted operating income (loss) before income taxes:
PGIM	172	169	206	241	259	713	875	23%
U.S. Businesses	964	805	1,023	1,040	860	3,737	3,728	—%
International Businesses	748	896	702	766	742	3,183	3,106	-2%
Corporate and Other	(653)	(435)	(371)	(487)	(490)	(2,034)	(1,783)	12%
Total adjusted operating income (loss) before income taxes	1,231	1,435	1,560	1,560	1,371	5,599	5,926	6%
Income taxes, applicable to adjusted operating income	305	320	363	352	303	1,219	1,338	10%
After-tax adjusted operating income (loss)	926	1,115	1,197	1,208	1,068	4,380	4,588	5%
Income (loss) attributable to Prudential Financial, Inc.	1,317	1,138	1,198	448	(57)	2,488	2,727	10%
Return on Equity
Operating Return on Average Equity (based on adjusted operating income) (1)	10.7%	12.7%	13.5%	13.6%	12.2%	12.4%	13.1%
Return on Average Equity (based on net income (loss))	19.6%	16.5%	17.4%	6.1%	-0.8%	8.6%	9.6%
Distributions to Shareholders
Dividends paid	458	476	475	471	470	1,850	1,892	2%
Share repurchases	250	250	250	250	250	1,000	1,000	—%
Total capital returned	708	726	725	721	720	2,850	2,892	1%
Per Share Data
Net income (loss) - diluted (2)	3.61	3.12	3.28	1.24	(0.17)	6.74	7.50	11%
Adjusted Operating Income - diluted	2.54	3.05	3.28	3.33	2.96	11.88	12.62	6%
Shareholder dividends	1.25	1.30	1.30	1.30	1.30	5.00	5.20	4%
GAAP book value - diluted	76.77	75.00	77.51	84.47	77.62
Adjusted book value - diluted (3)	96.64	97.03	98.42	98.71	95.82
Shares Outstanding
Weighted average number of common shares - basic	360.3	359.0	358.8	356.9	355.4	363.5	357.5	-2%
Weighted average number of common shares - diluted	361.0	360.5	360.5	358.7	357.3	364.6	359.3	-1%
End of period common shares - basic	359.2	359.1	357.7	355.9	354.6
End of period common shares - diluted	362.4	362.8	361.4	360.1	359.1

__________
(1) Operating Return on Average Equity (based on adjusted operating income) is a non-GAAP measure and represents adjusted operating income after-tax, annualized for interim periods, divided by average Prudential Financial, Inc. equity excluding accumulated other comprehensive income, adjusted to remove amounts included for foreign currency exchange rate remeasurement and the cumulative change in fair value of funds withheld embedded derivatives as described on page 3.
(2) For the three months ended December 31, 2024 weighted average shares for basic earnings per share is used for calculating diluted earnings per share because dilutive shares and dilutive earnings per share are not applicable when a net loss is reported. As a result of the net loss attributable to Prudential Financial available to holders of Common Stock for the three months ended December 31, 2024 all potential stock options and compensation programs were considered antidilutive.
(3) Adjusted book value is calculated as total equity (GAAP book value) excluding accumulated other comprehensive income (loss), the cumulative effect of foreign currency exchange rate remeasurements and currency translation adjustments corresponding to realized investment gains and losses, and the cumulative change in fair value of funds withheld and modified coinsurance embedded derivatives as described on page 3.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2024

FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2023	2024				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2023	2024

Earnings per share of Common Stock (diluted):
After-tax adjusted operating income (loss)	2.54	3.05	3.28	3.33	2.96	11.88	12.62
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	0.94	(0.17)	0.49	(2.05)	(4.27)	(6.88)	(5.98)
Change in value of market risk benefits, net of related hedging gains (losses)	0.60	0.34	(0.82)	(0.41)	(0.22)	0.15	(1.10)
Market experience updates	(0.22)	(0.09)	0.13	(0.35)	0.17	0.30	(0.14)
Divested and Run-off Businesses:
Closed Block division	(0.14)	(0.01)	(0.17)	0.01	(0.15)	(0.27)	(0.31)
Other Divested and Run-off Businesses	0.12	(0.10)	0.11	0.13	(0.06)	0.06	0.08
Difference in earnings allocated to participating unvested share-based payment awards	(0.01)	—	—	0.02	0.02	0.06	0.06
Other adjustments (1)	(0.03)	(0.02)	(0.01)	(0.01)	(0.01)	(0.10)	(0.05)
Total reconciling items, before income taxes	1.26	(0.05)	(0.27)	(2.66)	(4.52)	(6.68)	(7.44)
Income taxes, not applicable to adjusted operating income	0.19	(0.12)	(0.27)	(0.57)	(1.39)	(1.54)	(2.32)
Total reconciling items, after income taxes	1.07	0.07	—	(2.09)	(3.13)	(5.14)	(5.12)
Net income (loss) attributable to Prudential Financial, Inc.	3.61	3.12	3.28	1.24	(0.17)	6.74	7.50
Weighted average number of outstanding common shares - basic	360.3	359.0	358.8	356.9	355.4	363.5	357.5
Weighted average number of outstanding common shares - diluted	361.0	360.5	360.5	358.7	357.3	364.6	359.3
For earnings per share of Common Stock calculation:
Net income (loss) attributable to Prudential Financial, Inc.	1,317	1,138	1,198	448	(57)	2,488	2,727
Less: Earnings allocated to participating unvested share-based payment awards	14	15	14	5	5	29	32
Net income (loss) attributable to Prudential Financial, Inc. for earnings per share of Common Stock calculation	1,303	1,123	1,184	443	(62)	2,459	2,695
After-tax adjusted operating income (loss)	926	1,115	1,197	1,208	1,068	4,380	4,588
Less: Earnings allocated to participating unvested share-based payment awards	10	15	13	13	12	50	53
After-tax adjusted operating income for earnings per share of Common Stock calculation	916	1,100	1,184	1,195	1,056	4,330	4,535

___________

(1) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2024

OTHER FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2023	2024
	4Q	1Q	2Q	3Q	4Q

Capitalization Data (1):
Senior debt:
Short-term debt	618	585	588	950	953
Long-term debt	10,788	10,786	10,771	10,487	10,600
Junior subordinated long-term debt	8,094	8,582	8,582	8,589	8,587
Prudential Financial, Inc. Equity:
GAAP book value (total PFI equity) at end of period	27,820	27,209	28,013	30,416	27,872
Less: Accumulated other comprehensive income (AOCI)	(6,504)	(7,661)	(7,444)	(4,844)	(6,711)
GAAP book value excluding AOCI (2)	34,324	34,870	35,457	35,260	34,583
Less: Cumulative change in fair value of funds withheld embedded derivatives (3)	(181)	14	178	(238)	141
Less: Cumulative effect of foreign exchange rate remeasurement and currency translation adjustments corresponding to realized gains (losses) (4)	(518)	(345)	(291)	(49)	34
Adjusted book value	35,023	35,201	35,570	35,547	34,408
Book Value per Share of Common Stock:
GAAP book value per common share - diluted	76.77	75.00	77.51	84.47	77.62
GAAP book value excluding AOCI per share - diluted (2)	94.71	96.11	98.11	97.92	96.30
Adjusted book value per common share - diluted	96.64	97.03	98.42	98.71	95.82
End of period number of common shares - diluted	362.4	362.8	361.4	360.1	359.1
Common Stock Price Range (based on closing price):
High	105.21	117.40	121.31	127.32	129.52
Low	88.61	101.84	107.35	105.53	114.59
Close	103.71	117.40	117.19	121.10	118.53
Common Stock market capitalization (1)	37,253	42,158	41,919	43,099	42,031

__________

(1) As of end of period.
(2) Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(3) Amount represents the cumulative change in fair value of funds withheld embedded derivatives related to unrealized gains and losses on available-for-sale securities and certain derivatives associated with customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.
(4) Includes the cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2024

OPERATIONS HIGHLIGHTS

	2023	2024
	4Q	1Q	2Q	3Q	4Q

Assets Under Management and Administration (in billions) (1)(2):
PGIM:
Institutional customers	582.6	616.6	604.4	630.4	620.2
Retail customers	330.3	345.4	349.9	361.9	370.9
General account	385.2	379.4	373.8	407.6	384.1
Total PGIM	1,298.1	1,341.4	1,328.1	1,399.9	1,375.2
U.S. Businesses	123.9	126.3	124.6	128.6	112.6
International Businesses	17.9	18.2	17.9	18.1	18.4
Corporate and Other	9.7	10.4	11.4	11.3	6.2
Total assets under management	1,449.6	1,496.3	1,482.0	1,557.9	1,512.4
Assets under administration	181.5	182.6	183.9	189.8	173.5
Total assets under management and administration	1,631.1	1,678.9	1,665.9	1,747.7	1,685.9
Distribution Representatives (1):
Prudential Advisors	2,660	2,752	2,821	2,877	2,794
International Life Planners	5,856	5,855	5,836	5,900	6,035
Gibraltar Life Consultants	6,808	6,792	6,724	6,861	6,844

__________
(1) As of end of period.
(2) At fair market value.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2024

COMBINED STATEMENTS OF OPERATIONS
(in millions)

	2023	2024				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2023	2024	% change

Revenues (1):
Premiums	6,364	15,006	7,277	12,527	5,935	25,224	40,745	62%
Policy charges and fee income	1,059	1,056	1,061	1,098	1,062	4,224	4,277	1%
Net investment income	3,918	4,120	4,218	4,436	4,601	15,293	17,375	14%
Asset management fees, commissions and other income	1,532	1,524	1,293	1,428	1,411	5,749	5,656	-2%
Total revenues	12,873	21,706	13,849	19,489	13,009	50,490	68,053	35%
Benefits and expenses (1):
Insurance and annuity benefits	7,130	15,774	8,137	13,321	6,843	27,997	44,075	57%
Change in estimates of liability for future policy benefits	20	15	(29)	66	56	250	108	-57%
Interest credited to policyholders' account balances	867	902	952	1,038	1,057	3,246	3,949	22%
Interest expense	439	529	480	485	525	1,754	2,019	15%
Deferral of acquisition costs	(637)	(647)	(614)	(636)	(704)	(2,328)	(2,601)	-12%
Amortization of acquisition costs	356	362	363	356	364	1,417	1,445	2%
General and administrative expenses	3,467	3,336	3,000	3,299	3,497	12,555	13,132	5%
Total benefits and expenses	11,642	20,271	12,289	17,929	11,638	44,891	62,127	38%
Adjusted operating income (loss) before income taxes	1,231	1,435	1,560	1,560	1,371	5,599	5,926	6%
Income taxes, applicable to adjusted operating income	305	320	363	352	303	1,219	1,338	10%
After-tax adjusted operating income	926	1,115	1,197	1,208	1,068	4,380	4,588	5%
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	338	(63)	175	(737)	(1,525)	(2,510)	(2,150)	14%
Change in value of market risk benefits, net of related hedging gains (losses)	216	123	(297)	(146)	(77)	56	(397)	-809%
Market experience updates	(78)	(32)	47	(127)	60	110	(52)	-147%
Divested and Run-off Businesses:
Closed Block division	(50)	(3)	(60)	2	(52)	(100)	(113)	-13%
Other Divested and Run-off Businesses	43	(35)	38	47	(20)	21	30	43%
Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	(26)	(27)	(43)	(43)	97	(68)	(16)	76%
Other adjustments (2)	(12)	(8)	(5)	(3)	(3)	(36)	(19)	47%
Total reconciling items, before income taxes	431	(45)	(145)	(1,007)	(1,520)	(2,527)	(2,717)	-8%
Income taxes, not applicable to adjusted operating income	54	(31)	(99)	(212)	(489)	(606)	(831)	-37%
Total reconciling items, after income taxes	377	(14)	(46)	(795)	(1,031)	(1,921)	(1,886)	2%
Income (loss) before income taxes and equity in earnings of joint ventures and other operating entities	1,662	1,390	1,415	553	(149)	3,072	3,209	4%
Income tax expense (benefit)	359	289	264	140	(186)	613	507	-17%
Income (loss) before equity in earnings of joint ventures and other operating entities	1,303	1,101	1,151	413	37	2,459	2,702	10%
Equity in earnings of joint ventures and other operating entities, net of taxes and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	14	37	47	35	(94)	29	25	-14%
Income (loss) attributable to Prudential Financial, Inc.	1,317	1,138	1,198	448	(57)	2,488	2,727	10%
Earnings attributable to noncontrolling interests and redeemable noncontrolling interests	9	13	(27)	3	130	20	119	495%
Net income (loss)	1,326	1,151	1,171	451	73	2,508	2,846	13%
Less: Income (loss) attributable to noncontrolling interests and redeemable noncontrolling interests	9	13	(27)	3	130	20	119	495%
Net income (loss) attributable to Prudential Financial, Inc.	1,317	1,138	1,198	448	(57)	2,488	2,727	10%
__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, change in value of market risk benefits, net of related hedging gains (losses), revenues of Divested and Run-off Businesses, and include revenues representing equity in earnings of joint ventures and other operating entities other than those classified as Divested and Run-off Businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, benefits and expenses of Divested and Run-off Businesses, and certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods and include charges for income attributable to noncontrolling interests and redeemable noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates. See pages 35-38 for reconciliation.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2024

CONSOLIDATED BALANCE SHEETS
(in millions)

	12/31/2023	03/31/2024	06/30/2024	09/30/2024	12/31/2024

Assets:
Investments:
Fixed maturities, available-for-sale, at fair value	316,321	318,510	311,092	340,730	311,570
Fixed maturities, held-to-maturity, at amortized cost, net of allowance for credit losses	—	—	—	—	—
Fixed maturities, trading, at fair value	9,790	10,288	10,250	12,065	12,530
Assets supporting experience-rated contractholder liabilities, at fair value	3,168	3,359	3,351	3,654	3,707
Equity securities, at fair value	8,242	7,224	7,098	6,771	9,417
Commercial mortgage and other loans	59,305	58,781	60,243	62,573	62,341
Policy loans	10,047	9,907	9,739	9,947	9,795
Other invested assets	22,855	24,227	24,634	25,367	26,351
Short-term investments	5,005	5,953	6,241	8,010	9,069
Total investments	434,733	438,249	432,648	469,117	444,780
Cash and cash equivalents	19,419	18,735	17,111	20,198	18,497
Accrued investment income	3,287	3,361	3,434	3,566	3,441
Deferred policy acquisition costs	20,856	20,613	20,564	21,182	20,448
Value of business acquired	530	484	446	488	435
Market risk benefit assets	1,981	2,225	2,233	2,134	2,331
Reinsurance recoverables and deposit receivables	27,311	27,929	27,746	29,633	37,680
Income tax assets	939	958	856	479	866
Other assets	13,268	13,295	13,299	12,947	13,737
Separate account assets	198,888	200,064	196,859	200,550	193,372
Total assets	721,212	725,913	715,196	760,294	735,587
Liabilities:
Future policy benefits	273,281	272,790	262,330	285,474	268,912
Policyholders' account balances	147,018	151,810	154,991	164,088	166,254
Market risk benefit liabilities	5,467	4,624	4,592	5,178	4,455
Reinsurance and funds withheld payables	15,729	15,746	15,604	17,443	17,084
Securities sold under agreements to repurchase	6,056	6,563	6,929	7,455	6,796
Cash collateral for loaned securities	6,477	6,978	7,050	8,471	9,621
Income tax liabilities	—	—	—	—	—
Short-term debt	618	585	588	950	953
Long-term debt	18,882	19,368	19,353	19,076	19,187
Other liabilities	17,546	16,749	15,621	17,578	17,397
Notes issued by consolidated variable interest entities	1,374	1,132	1,174	1,456	1,430
Separate account liabilities	198,888	200,064	196,859	200,550	193,372
Total liabilities	691,336	696,409	685,091	727,719	705,461
Mezzanine Equity:
Redeemable noncontrolling interests	1,766	1,786	545	560	1,939
Total mezzanine equity	1,766	1,786	545	560	1,939
Equity:
Accumulated other comprehensive income (loss)	(6,504)	(7,661)	(7,444)	(4,844)	(6,711)
Other equity (1)	34,324	34,870	35,457	35,260	34,583
Total Prudential Financial, Inc. equity	27,820	27,209	28,013	30,416	27,872
Noncontrolling interests	290	508	1,547	1,599	315
Total equity	28,110	27,717	29,560	32,015	28,187
Total liabilities, mezzanine equity and equity	721,212	725,912	715,196	760,294	735,587

____________
(1) Includes $141 million, $(238) million, $178 million, $14 million and $(181) million of cumulative change in fair value of funds withheld and modified coinsurance embedded derivatives as described on page 3, as of December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2024

COMBINING BALANCE SHEETS
(in millions)
	As of December 31, 2024

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments	444,780	47,466	397,314	2,624	204,091	159,678	30,921
Deferred policy acquisition costs	20,448	156	20,292	—	11,551	9,304	(563)
Other assets	76,987	1,193	75,794	4,775	54,982	11,056	4,981
Separate account assets	193,372	—	193,372	28,645	168,299	—	(3,572)
Total assets	735,587	48,815	686,772	36,044	438,923	180,038	31,767
Liabilities:
Future policy benefits	268,912	42,464	226,448	—	118,110	99,699	8,639
Policyholders' account balances	166,254	4,359	161,895	—	102,940	54,855	4,100
Debt	20,140	—	20,140	1,593	4,805	129	13,613
Other liabilities	56,783	3,632	53,151	2,393	28,793	7,570	14,395
Separate account liabilities	193,372	—	193,372	28,645	168,299	—	(3,572)
Total liabilities	705,461	50,455	655,006	32,631	422,947	162,253	37,175
Mezzanine Equity:
Redeemable noncontrolling interests	1,939	—	1,939	543	—	—	1,396
Total mezzanine equity	1,939	—	1,939	543	—	—	1,396
Equity:
Accumulated other comprehensive income (loss)	(6,711)	(188)	(6,523)	(154)	(1,569)	(2,302)	(2,498)
Other equity (1)	34,583	(1,463)	36,046	2,883	17,465	20,057	(4,359)
Total Prudential Financial, Inc. equity	27,872	(1,651)	29,523	2,729	15,896	17,755	(6,857)
Noncontrolling interests	315	11	304	141	80	30	53
Total equity	28,187	(1,640)	29,827	2,870	15,976	17,785	(6,804)
Total liabilities, mezzanine equity and equity	735,587	48,815	686,772	36,044	438,923	180,038	31,767

	As of December 31, 2023

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments	434,733	49,336	385,397	4,906	184,264	169,531	26,696
Deferred policy acquisition costs	20,856	168	20,688	—	11,757	9,351	(420)
Other assets	66,735	1,584	65,151	4,600	41,498	12,342	6,711
Separate account assets	198,888	—	198,888	32,647	169,386	—	(3,145)
Total assets	721,212	51,088	670,124	42,153	406,905	191,224	29,842
Liabilities:
Future policy benefits	273,281	43,587	229,694	—	107,007	113,501	9,186
Policyholders' account balances	147,018	4,500	142,518	—	85,983	51,941	4,594
Debt	19,500	—	19,500	1,577	7,360	72	10,491
Other liabilities	52,649	4,539	48,110	3,095	21,668	8,267	15,080
Separate account liabilities	198,888	—	198,888	32,647	169,386	—	(3,145)
Total liabilities	691,336	52,626	638,710	37,319	391,404	173,781	36,206
Mezzanine Equity:
Redeemable noncontrolling interest	1,766	—	1,766	1,410	—	—	356
Total mezzanine equity	1,766	—	1,766	1,410	—	—	356
Equity:
Accumulated other comprehensive income (loss)	(6,504)	(144)	(6,360)	(86)	(1,862)	(1,922)	(2,490)
Other equity (1)	34,324	(1,405)	35,729	2,768	17,281	19,335	(3,655)
Total Prudential Financial, Inc. equity	27,820	(1,549)	29,369	2,682	15,419	17,413	(6,145)
Noncontrolling interests	290	11	279	742	82	30	(575)
Total equity	28,110	(1,538)	29,648	3,424	15,501	17,443	(6,720)
Total liabilities, mezzanine equity and equity	721,212	51,088	670,124	42,153	406,905	191,224	29,842

____________
(1) Corporate and Other includes $141 million and $(181) million of cumulative change in fair value of funds withheld and modified coinsurance embedded derivatives as described on page 3, as of December 31, 2024 and December 31, 2023, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2024

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED
(in millions)

	As of December 31, 2024				As of December 31, 2023
	Senior Debt				Senior Debt
	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt

Borrowings by use of proceeds:
Capital Debt	347	5,890	7,588	13,825	—	4,869	8,094	12,963
Operating Debt	521	4,355	999	5,875	535	5,589	—	6,124
Limited recourse and non-recourse borrowing	85	355	—	440	83	330	—	413
Total Debt	953	10,600	8,587	20,140	618	10,788	8,094	19,500

	As of December 31, 2024				As of December 31, 2023
	Prudential Financial, Inc.	The Prudential Insurance Company of America (1)(2)	Other Affiliates	Total Debt	Prudential Financial, Inc.	The Prudential Insurance Company of America (1)(2)	Other Affiliates	Total Debt

Borrowings by sources:
Capital Debt	13,438	347	40	13,825	12,573	346	44	12,963
Operating Debt	5,380	495	—	5,875	5,614	510	—	6,124
Limited recourse and non-recourse borrowing	—	85	355	440	—	130	283	413
Total Debt	18,818	927	395	20,140	18,187	986	327	19,500

__________

(1) Includes Prudential Funding, LLC.
(2) Capital Debt at The Prudential Insurance Company of America includes $347 million of surplus notes as of December 31, 2024 and $346 million as of December 31, 2023.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2024

STATEMENTS OF OPERATIONS - PGIM
(in millions)

	2023	2024				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2023	2024	% change

Revenues (1):
Premiums	—	—	—	—	—	—	—	—
Policy charges and fee income	—	—	—	—	—	—	—	—
Net investment income	79	(43)	14	16	28	268	15	-94%
Asset management fees, commissions and other income	836	1,033	949	1,005	1,090	3,370	4,077	21%
Total revenues	915	990	963	1,021	1,118	3,638	4,092	12%
Benefits and expenses (1):
Insurance and annuity benefits	—	—	—	—	—	—	—	—
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	—	—	—	—	—	—	—	—
Interest expense	29	24	26	30	25	113	105	-7%
Deferral of acquisition costs	—	(1)	—	—	—	(2)	(1)	50%
Amortization of acquisition costs	1	1	—	1	—	2	2	—%
General and administrative expenses	713	797	731	749	834	2,812	3,111	11%
Total benefits and expenses	743	821	757	780	859	2,925	3,217	10%
Adjusted operating income (loss) before income taxes	172	169	206	241	259	713	875	23%
Total revenues	915	990	963	1,021	1,118	3,638	4,092	12%
Less: Passthrough distribution revenue	19	21	22	23	22	78	88	13%
Less: Revenue associated with consolidations	16	23	10	24	84	85	141	66%
Total adjusted revenues (2)	880	946	931	974	1,012	3,475	3,863	11%
Adjusted operating margin (2)(3)	19.5%	17.9%	22.1%	24.7%	25.6%	20.5%	22.7%

__________

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses include charges for income attributable to noncontrolling interests and redeemable noncontrolling interests and exclude certain components of the consideration for acquisitions.
(2) Not calculated in accordance with GAAP. Adjusted revenue excludes passthrough distribution revenue and revenue associated with consolidations. Adjusted operating income before income taxes as a percentage of total adjusted revenues.
(3) Reported Operating Margin based on total revenues is 23.2%, 23.6%, 21.4%, 17.1%, and 18.8% for the three months ended December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024, and December 31, 2023, respectively, and 21.4% and 19.6% for the years ended December 31, 2024 and December 31, 2023, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2024

PGIM - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION

	2023	2024				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2023	2024	% change

Supplementary Revenue Information (in millions):
Analysis of revenues by type:
Asset management fees	735	774	777	803	825	2,919	3,179	9%
Other related revenues (1)	66	93	71	90	176	247	430	74%
Service, distribution and other revenues	114	123	115	128	117	472	483	2%
Total PGIM revenues	915	990	963	1,021	1,118	3,638	4,092	12%
Analysis of asset management fees by source:
Institutional customers	366	378	377	385	390	1,448	1,530	6%
Retail customers	257	276	281	293	303	1,014	1,153	14%
General account	112	120	119	125	132	457	496	9%
Total asset management fees	735	774	777	803	825	2,919	3,179	9%

Supplementary Assets Under Management Information (at fair market value) (in billions):
	December 31, 2024
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers	76.6	441.6	66.8	33.1	2.1	620.2
Retail customers	136.1	154.3	0.2	0.4	79.9	370.9
General account	3.0	236.3	60.2	84.5	0.1	384.1
Total	215.7	832.2	127.2	118.0	82.1	1,375.2

	December 31, 2023
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers	61.4	415.3	69.0	34.9	2.0	582.6
Retail customers	118.4	137.4	2.2	0.9	71.4	330.3
General account	3.8	247.1	58.0	76.3	—	385.2
Total	183.6	799.8	129.2	112.1	73.4	1,298.1
__________
(1) Other related revenues, net of related expenses are $66 million, $45 million, $39 million, $56 million, and $36 million for the three months ended December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024, and December 31, 2023, respectively, and $203 million and $132 million for the years ended December 31, 2024 and December 31, 2023, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2024

PGIM - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION
(in billions)

	2023	2024				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2023	2024

Institutional Customers - Assets Under Management (at fair market value):
Beginning assets under management	528.6	562.7	596.9	585.2	610.3	528.9	562.7
Additions	20.5	45.2	16.9	15.7	23.6	67.7	101.4
Withdrawals	(26.8)	(19.1)	(25.8)	(20.2)	(24.1)	(91.0)	(89.2)
Net institutional additions (withdrawals), excluding money market activity	(6.3)	26.1	(8.9)	(4.5)	(0.5)	(23.3)	12.2
Change in market value	36.7	3.2	0.9	30.6	(14.6)	43.6	20.1
Net money market flows	(1.1)	0.2	(0.1)	(2.8)	(0.9)	(1.5)	(3.6)
Other (1)	4.8	4.7	(3.6)	1.8	6.8	15.0	9.7
Ending assets under management	562.7	596.9	585.2	610.3	601.1	562.7	601.1
Affiliated institutional assets under management	19.9	19.7	19.2	20.1	19.1	19.9	19.1
Total assets managed for institutional customers at end of period	582.6	616.6	604.4	630.4	620.2	582.6	620.2
Retail Customers - Assets Under Management (at fair market value):
Beginning assets under management	203.1	215.5	228.1	234.5	245.1	191.7	215.5
Additions	14.8	15.7	14.5	16.4	19.0	51.9	65.6
Withdrawals	(22.0)	(15.2)	(15.1)	(15.1)	(18.8)	(67.0)	(64.2)
Net retail additions (withdrawals), excluding money market activity	(7.2)	0.5	(0.6)	1.3	0.2	(15.1)	1.4
Change in market value	19.5	12.2	6.7	9.4	1.4	38.7	29.7
Net money market flows	0.3	0.3	0.5	0.2	0.7	1.6	1.7
Other	(0.2)	(0.4)	(0.2)	(0.3)	(2.5)	(1.4)	(3.4)
Ending assets under management	215.5	228.1	234.5	245.1	244.9	215.5	244.9
Affiliated retail assets under management	114.8	117.3	115.4	116.8	126.0	114.8	126.0
Total assets managed for retail customers at end of period	330.3	345.4	349.9	361.9	370.9	330.3	370.9

__________
(1) First quarter 2024 includes $5.8 billion related to the reinsurance of certain guaranteed universal life policies to Somerset Reinsurance Ltd., which were previously included in General Account assets under management. Second quarter 2024 includes a decrease of assets associated with PGIM Wadhwani LLP, a business now reflected in Divested and Run-off Businesses and included in Corporate and Other assets under management. Fourth quarter 2024 includes $7 billion related to the reinsurance of certain guaranteed universal life policies to Wilton Reassurance Company and Wilton Reinsurance Bermuda Limited, which were previously included in General Account assets under management

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2024

COMBINED STATEMENTS OF OPERATIONS - U.S. BUSINESSES
(in millions)

	2023	2024				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2023	2024	% change

Revenues (1):
Premiums	3,505	11,869	4,282	9,686	3,272	12,421	29,109	134%
Policy charges and fee income	990	990	995	1,029	996	3,969	4,010	1%
Net investment income	2,281	2,478	2,528	2,666	2,731	9,006	10,403	16%
Asset management fees, commissions and other income	705	636	605	599	580	2,725	2,420	-11%
Total revenues	7,481	15,973	8,410	13,980	7,579	28,121	45,942	63%
Benefits and expenses (1):
Insurance and annuity benefits	4,607	13,007	5,692	10,743	4,384	16,926	33,826	100%
Change in estimates of liability for future policy benefits	(29)	(9)	(381)	64	53	(114)	(273)	-139%
Interest credited to policyholders' account balances	581	601	643	703	708	2,190	2,655	21%
Interest expense	253	333	282	294	330	979	1,239	27%
Deferral of acquisition costs	(349)	(370)	(402)	(416)	(462)	(1,225)	(1,650)	-35%
Amortization of acquisition costs	209	212	212	213	216	830	853	3%
General and administrative expenses	1,245	1,394	1,341	1,339	1,490	4,798	5,564	16%
Total benefits and expenses	6,517	15,168	7,387	12,940	6,719	24,384	42,214	73%
Adjusted operating income (loss) before income taxes	964	805	1,023	1,040	860	3,737	3,728	—%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, and include charges for income attributable to noncontrolling interests and redeemable noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2024

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT STRATEGIES
(in millions)

	2023	2024				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2023	2024	% change

Revenues (1):
Premiums	2,041	10,325	2,769	8,153	1,776	6,428	23,023	258%
Policy charges and fee income	310	312	320	320	315	1,280	1,267	-1%
Net investment income	1,405	1,536	1,638	1,764	1,846	5,634	6,784	20%
Asset management fees, commissions and other income	584	586	568	554	538	2,220	2,246	1%
Total revenues	4,340	12,759	5,295	10,791	4,475	15,562	33,320	114%
Benefits and expenses (1):
Insurance and annuity benefits	2,615	10,898	3,757	8,768	2,470	8,893	25,893	191%
Change in estimates of liability for future policy benefits	(25)	11	(468)	47	42	(193)	(368)	-91%
Interest credited to policyholders' account balances	308	355	398	467	483	1,112	1,703	53%
Interest expense	20	31	28	36	20	73	115	58%
Deferral of acquisition costs	(131)	(169)	(179)	(186)	(187)	(454)	(721)	-59%
Amortization of acquisition costs	90	95	100	102	108	365	405	11%
General and administrative expenses	573	657	670	659	688	2,253	2,674	19%
Total benefits and expenses	3,450	11,878	4,306	9,893	3,624	12,049	29,701	147%
Adjusted operating income (loss) before income taxes	890	881	989	898	851	3,513	3,619	3%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2024

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT STRATEGIES - INSTITUTIONAL RETIREMENT STRATEGIES
(in millions)

	2023	2024				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2023	2024	% change

Revenues (1):
Premiums	2,027	10,297	2,758	8,134	1,758	6,342	22,947	262%
Policy charges and fee income	7	6	8	10	9	33	33	—%
Net investment income	1,006	1,092	1,142	1,199	1,241	4,180	4,674	12%
Asset management fees, commissions and other income	143	143	133	130	135	475	541	14%
Total revenues	3,183	11,538	4,041	9,473	3,143	11,030	28,195	156%
Benefits and expenses (1):
Insurance and annuity benefits	2,584	10,858	3,718	8,742	2,434	8,759	25,752	194%
Change in estimates of liability for future policy benefits	(25)	(3)	(456)	41	42	(201)	(376)	-87%
Interest credited to policyholders' account balances	137	154	153	177	180	552	664	20%
Interest expense	1	17	9	12	(7)	1	31	3000%
Deferral of acquisition costs	(24)	(19)	(15)	(23)	(23)	(75)	(80)	-7%
Amortization of acquisition costs	3	2	2	4	3	16	11	-31%
General and administrative expenses	75	88	80	82	87	283	337	19%
Total benefits and expenses	2,751	11,097	3,491	9,035	2,716	9,335	26,339	182%
Adjusted operating income (loss) before income taxes	432	441	550	438	427	1,695	1,856	9%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2024

U.S. BUSINESSES - RETIREMENT STRATEGIES - INSTITUTIONAL RETIREMENT STRATEGIES SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2023	2024				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2023	2024

Beginning total account value	254,933	267,654	274,630	274,128	287,829	251,818	267,654
Additions	14,287	10,990	4,011	11,081	10,249	28,498	36,331
Withdrawals and benefits	(6,163)	(6,417)	(6,164)	(6,619)	(6,127)	(25,283)	(25,327)
Net flows	8,124	4,573	(2,153)	4,462	4,122	3,215	11,004
Change in market value, interest credited and interest income	2,565	2,655	1,919	4,476	1,540	7,722	10,590
Other (1)	2,032	(252)	(268)	4,763	(5,289)	4,899	(1,046)
Ending total account value, gross	267,654	274,630	274,128	287,829	288,202	267,654	288,202
Reinsurance ceded	(9,237)	(9,179)	(9,129)	(9,062)	(9,011)	(9,237)	(9,011)
Ending total account value, net	258,417	265,451	264,999	278,767	279,191	258,417	279,191
Amounts included in ending total account value, net above:
Investment-only stable value wraps	64,098	62,842	61,455	62,189	61,286
International reinsurance (2)	102,544	102,049	102,465	108,927	108,882
Group annuities and other products	91,775	100,560	101,079	107,651	109,023
Ending total account value, net	258,417	265,451	264,999	278,767	279,191

__________

(1) Other activity includes the effect of foreign exchange rate changes associated with our United Kingdom international reinsurance business; net presentation of receipts and payments related to funding agreements backed commercial paper which typically have maturities of less than 90 days, and changes in asset balances for externally-managed accounts.
(2) Represents notional amounts based on present value of future benefits under international reinsurance contracts.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2024

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES
(in millions)

	2023	2024				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2023	2024	% change

Revenues (1):
Premiums	14	28	11	19	18	86	76	-12%
Policy charges and fee income	303	306	312	310	306	1,247	1,234	-1%
Net investment income	399	444	496	565	605	1,454	2,110	45%
Asset management fees, commissions and other income	441	443	435	424	403	1,745	1,705	-2%
Total revenues	1,157	1,221	1,254	1,318	1,332	4,532	5,125	13%
Benefits and expenses (1):
Insurance and annuity benefits	31	40	39	26	36	134	141	5%
Change in estimates of liability for future policy benefits	—	14	(12)	6	—	8	8	—%
Interest credited to policyholders' account balances	171	201	245	290	303	560	1,039	86%
Interest expense	19	14	19	24	27	72	84	17%
Deferral of acquisition costs	(107)	(150)	(164)	(163)	(164)	(379)	(641)	-69%
Amortization of acquisition costs	87	93	98	98	105	349	394	13%
General and administrative expenses	498	569	590	577	601	1,970	2,337	19%
Total benefits and expenses	699	781	815	858	908	2,714	3,362	24%
Adjusted operating income (loss) before income taxes	458	440	439	460	424	1,818	1,763	-3%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2024

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2023	2024				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2023	2024

Actively -Sold Protected Investment and Income Product Sales (1):
FlexGuard Suite	1,263	1,727	2,219	2,244	2,513	4,870	8,703
Investment Only VA (2)	35	28	39	28	67	151	162
Fixed	804	1,550	1,221	1,346	1,056	2,583	5,173
Total	2,102	3,305	3,479	3,618	3,636	7,604	14,038
Actively-Sold Protected Investment and Income Solutions (1):
Beginning total account value	27,069	30,655	35,257	39,108	43,729	21,208	30,655
Sales	2,102	3,305	3,479	3,618	3,636	7,604	14,038
Full surrenders and death benefits	(239)	(281)	(322)	(351)	(394)	(861)	(1,348)
Sales, net of full surrenders and death benefits	1,863	3,024	3,157	3,267	3,242	6,743	12,690
Partial withdrawals and other benefit payments	(170)	(181)	(184)	(184)	(243)	(571)	(792)
Net flows	1,693	2,843	2,973	3,083	2,999	6,172	11,898
Change in market value, interest credited, and other	1,901	1,770	891	1,554	494	3,303	4,709
Policy charges	(8)	(11)	(13)	(16)	(18)	(28)	(58)
Ending total account value, gross	30,655	35,257	39,108	43,729	47,204	30,655	47,204
Reinsurance ceded	(1,694)	(1,986)	(2,205)	(2,494)	(2,755)	(1,694)	(2,755)
Ending total account value, net	28,961	33,271	36,903	41,235	44,449	28,961	44,449
Discontinued Traditional VA and Guaranteed Living Benefit Block (3):
Beginning total account value	94,021	99,053	99,443	96,267	97,116	98,814	99,053
Sales	7	9	7	6	7	31	29
Full surrenders and death benefits	(1,636)	(2,284)	(2,467)	(2,510)	(2,484)	(5,905)	(9,745)
Sales, net of full surrenders and death benefits	(1,629)	(2,275)	(2,460)	(2,504)	(2,477)	(5,874)	(9,716)
Partial withdrawals and other benefit payments	(1,122)	(1,109)	(1,037)	(1,037)	(1,205)	(3,960)	(4,388)
Net flows	(2,751)	(3,384)	(3,497)	(3,541)	(3,682)	(9,834)	(14,104)
Change in market value and other	8,321	4,311	857	4,924	(1,493)	12,321	8,599
Policy charges	(538)	(537)	(536)	(534)	(506)	(2,248)	(2,113)
Ending total account value, gross	99,053	99,443	96,267	97,116	91,435	99,053	91,435
Reinsurance ceded	(10,103)	(9,702)	(9,271)	(9,526)	(8,764)	(10,103)	(8,764)
Ending total account value, net	88,950	89,741	86,996	87,590	82,671	88,950	82,671

__________
(1) Includes Prudential FlexGuard and FlexGuard Income, Prudential Premier Investment, MyRock, Private Placement Variable Annuity and all fixed annuity products. Excludes discontinued traditional variable annuities and guaranteed living benefits.
(2) Represents variable annuities without guaranteed living benefits including Prudential Premier Investment, MyRock and Private Placement Variable Annuity.
(3) Includes Prudential Highest Daily Income, Prudential Defined Income and other legacy variable products with and without guaranteed minimum income and withdrawal benefits.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2024

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES ACCOUNT VALUE ACTIVITY
(in millions)

	2023	2024				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2023	2024

Account Values in General Account (1):
Beginning balance	27,613	30,844	35,140	38,942	43,350	22,063	30,844
Premiums and deposits	2,030	3,226	3,373	3,522	3,494	7,308	13,615
Full surrenders and death benefits	(155)	(237)	(266)	(296)	(239)	(513)	(1,038)
Premiums and deposits net of full surrenders and death benefits	1,875	2,989	3,107	3,226	3,255	6,795	12,577
Partial withdrawals and other benefit payments	(191)	(218)	(221)	(224)	(282)	(636)	(945)
Net flows	1,684	2,771	2,886	3,002	2,973	6,159	11,632
Change in market value, interest credited and other	1,189	1,513	905	960	839	2,667	4,217
Net transfers (to) from separate account	360	15	14	451	(254)	(39)	226
Policy charges	(2)	(3)	(3)	(5)	(8)	(6)	(19)
Ending balance, gross	30,844	35,140	38,942	43,350	46,900	30,844	46,900
Reinsurance ceded	(1,694)	(1,986)	(2,205)	(2,494)	(2,755)	(1,694)	(2,755)
Ending balance, net	29,150	33,154	36,737	40,856	44,145	29,150	44,145
Account Values in Separate Account (1):
Beginning balance	93,477	98,864	99,560	96,433	97,495	97,959	98,864
Premiums and deposits	79	88	113	102	149	327	452
Full surrenders and death benefits	(1,720)	(2,328)	(2,523)	(2,565)	(2,639)	(6,253)	(10,055)
Premiums and deposits net of full surrenders and death benefits	(1,641)	(2,240)	(2,410)	(2,463)	(2,490)	(5,926)	(9,603)
Partial withdrawals and other benefit payments	(1,101)	(1,072)	(1,000)	(997)	(1,166)	(3,895)	(4,235)
Net flows	(2,742)	(3,312)	(3,410)	(3,460)	(3,656)	(9,821)	(13,838)
Change in market value, interest credited and other	9,033	4,568	843	5,518	(1,838)	12,957	9,091
Net transfers (to) from general account	(360)	(15)	(14)	(451)	254	39	(226)
Policy charges	(544)	(545)	(546)	(545)	(516)	(2,270)	(2,152)
Ending balance, gross	98,864	99,560	96,433	97,495	91,739	98,864	91,739
Reinsurance ceded	(10,103)	(9,702)	(9,271)	(9,526)	(8,764)	(10,103)	(8,764)
Ending balance, net	88,761	89,858	87,162	87,969	82,975	88,761	82,975

__________
(1) Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company's general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2024

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES MARKET RISK BENEFIT FEATURES
(in millions)

	2023	2024
	4Q	1Q	2Q	3Q	4Q

MARKET RISK BENEFITS ACCOUNT VALUES AND NET AMOUNT AT RISK (1):
Market Risk Benefits Account Values by Risk Management Design:
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	70,093	70,679	68,512	68,960	64,932
Account Values with Auto-Rebalancing Feature - externally reinsured	2,315	2,254	2,115	2,115	1,902
Account Values without Auto-Rebalancing Feature	25,244	25,056	24,178	24,561	23,100
Total	97,652	97,989	94,805	95,636	89,934
Market Risk Benefits Net Amount at Risk by Product Design Type:
Net Amount at Risk with Auto-Rebalancing Feature	7,177	6,373	6,541	5,638	6,510
Net Amount at Risk without Auto-Rebalancing Feature	2,576	2,597	2,817	2,240	2,775
Total	9,753	8,970	9,358	7,878	9,285
__________
(1) At end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2024

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - GROUP INSURANCE
(in millions)

	2023	2024				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2023	2024	% change

Revenues (1):
Premiums	1,231	1,298	1,272	1,299	1,260	5,024	5,129	2%
Policy charges and fee income	169	175	165	189	149	674	678	1%
Net investment income	128	136	128	134	132	512	530	4%
Asset management fees, commissions and other income	19	25	21	21	23	75	90	20%
Total revenues	1,547	1,634	1,586	1,643	1,564	6,285	6,427	2%
Benefits and expenses (1):
Insurance and annuity benefits	1,166	1,249	1,140	1,241	1,171	4,703	4,801	2%
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	42	40	36	35	38	166	149	-10%
Interest expense	1	2	4	2	3	8	11	38%
Deferral of acquisition costs	(2)	(6)	(4)	(5)	(13)	(3)	(28)	-833%
Amortization of acquisition costs	5	1	2	1	2	9	6	-33%
General and administrative expenses	269	303	287	287	297	1,083	1,174	8%
Total benefits and expenses	1,481	1,589	1,465	1,561	1,498	5,966	6,113	2%
Adjusted operating income (loss) before income taxes	66	45	121	82	66	319	314	-2%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2024

U.S. BUSINESSES - GROUP INSURANCE SUPPLEMENTARY INFORMATION
(dollar amounts in millions, or as otherwise noted)

	2023	2024				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2023	2024

Annualized New Business Premiums:
Group life	41	189	27	35	38	296	289
Group disability	19	189	19	28	25	235	261
Total	60	378	46	63	63	531	550
Future Policy Benefits (1):
Group life	2,421	2,350	2,328	2,266	2,415
Group disability	3,178	3,240	3,222	3,253	3,256
Total	5,599	5,590	5,550	5,519	5,671
Policyholders' Account Balances (1):
Group life	5,229	4,889	4,782	4,878	4,915
Group disability	113	119	111	110	117
Total	5,342	5,008	4,893	4,988	5,032
Separate Account Liabilities (1):
Group life	25,021	25,265	24,546	26,021	25,126
Group Life Insurance:
Gross premiums, policy charges and fee income (2)	1,149	1,098	1,123	1,137	1,168	4,469	4,526
Earned premiums	873	903	897	924	891	3,602	3,615
Earned policy charges and fee income	144	150	139	164	124	577	577
Benefits ratio (3)	87.5%	90.1%	85.3%	85.0%	87.1%	87.6%	86.9%
Administrative operating expense ratio	11.2%	12.1%	11.8%	11.0%	11.7%	11.7%	11.6%
Persistency ratio	93.6%	95.1%	95.0%	94.6%	94.6%
Group Disability Insurance:
Gross premiums, policy charges and fee income (2)	385	426	410	403	400	1,529	1,639
Earned premiums	358	395	375	375	369	1,422	1,514
Earned policy charges and fee income	25	25	26	25	25	97	101
Benefits ratio (3)	72.2%	71.3%	70.4%	78.9%	72.8%	71.1%	73.3%
Administrative operating expense ratio	25.9%	25.9%	26.5%	26.5%	27.6%	25.2%	26.6%
Persistency ratio	91.1%	93.8%	93.2%	92.9%	92.6%
Total Group Insurance:
Benefits ratio (3)	83.3%	84.7%	81.1%	83.4%	83.1%	83.2%	83.1%
Administrative operating expense ratio	14.9%	16.0%	15.8%	15.1%	15.9%	15.2%	15.7%
Net face amount of policies in force (in billions) (4)	2,155	2,065	2,092	2,102	2,120

__________
(1) As of end of period.
(2) Before returns of premiums to participating policyholders for favorable claims experience.
(3) Benefits ratios excluding the impact of the annual assumption updates and other refinements in the second quarter. Benefits ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 85.3%, 64.1% and 79.4% for the three months ended June 30, 2024, respectively. Benefits ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 86.9%, 71.8%, 82.7% and 87.0%, 70.2%, 82.5% for the years ended December 31, 2024 and December 31, 2023, respectively.
(4) At end of period; net of reinsurance.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2024

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - INDIVIDUAL LIFE
(in millions)

	2023	2024				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2023	2024	% change

Revenues (1):
Premiums	233	246	241	234	236	969	957	-1%
Policy charges and fee income	511	503	510	520	532	2,015	2,065	2%
Net investment income	748	806	762	768	753	2,860	3,089	8%
Asset management fees, commissions and other income	102	25	16	24	19	430	84	-80%
Total revenues	1,594	1,580	1,529	1,546	1,540	6,274	6,195	-1%
Benefits and expenses (1):
Insurance and annuity benefits	826	860	795	734	743	3,330	3,132	-6%
Change in estimates of liability for future policy benefits	(4)	(20)	87	17	11	79	95	20%
Interest credited to policyholders' account balances	231	206	209	201	187	912	803	-12%
Interest expense	232	300	250	256	307	898	1,113	24%
Deferral of acquisition costs	(216)	(195)	(219)	(225)	(262)	(768)	(901)	-17%
Amortization of acquisition costs	114	116	110	110	106	456	442	-3%
General and administrative expenses	403	434	384	393	505	1,462	1,716	17%
Total benefits and expenses	1,586	1,701	1,616	1,486	1,597	6,369	6,400	—%
Adjusted operating income (loss) before income taxes	8	(121)	(87)	60	(57)	(95)	(205)	-116%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2024

U.S. BUSINESSES - INDIVIDUAL LIFE SUPPLEMENTARY INFORMATION
(in millions, or as otherwise noted)

	2023	2024				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2023	2024

ANNUALIZED NEW BUSINESS PREMIUMS (1):
Term life	33	31	34	34	35	120	134
Universal life	27	20	22	19	24	81	85
Variable life	145	116	147	157	267	536	687
Total	205	167	203	210	326	737	906
ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):
Prudential Advisors	38	35	44	43	45	144	167
Third party distribution	167	132	159	167	281	593	739
Total	205	167	203	210	326	737	906
ACCOUNT VALUE ACTIVITY:
Policyholders' Account Balances (2):
Beginning balance	32,730	33,026	33,176	33,365	33,581	31,522	33,026
Premiums and deposits	675	634	604	619	675	2,475	2,532
Surrenders and withdrawals	(557)	(436)	(414)	(445)	(410)	(1,858)	(1,705)
Net sales (redemptions)	118	198	190	174	265	617	827
Benefit payments	(43)	(48)	(43)	(30)	(43)	(188)	(164)
Net flows	75	150	147	144	222	429	663
Interest credited and other	624	401	388	440	308	1,765	1,537
Net transfers (to) from separate account	113	138	148	158	171	1,398	615
Policy charges	(516)	(539)	(494)	(526)	(509)	(2,088)	(2,068)
Ending balance, gross	33,026	33,176	33,365	33,581	33,773	33,026	33,773
Reinsurance ceded	—	(4,506)	(4,512)	(4,520)	(8,995)	—	(8,995)
Ending balance, net	33,026	28,670	28,853	29,061	24,778	33,026	24,778
Separate Account Liabilities:
Beginning balance	42,171	46,453	50,128	51,385	53,953	39,419	46,453
Premiums and deposits	836	794	904	1,018	1,179	3,149	3,895
Surrenders and withdrawals	(235)	(293)	(334)	(316)	(295)	(949)	(1,238)
Net sales (redemptions)	601	501	570	702	884	2,200	2,657
Benefit payments	(126)	(138)	(165)	(183)	(165)	(466)	(651)
Net flows	475	363	405	519	719	1,734	2,006
Change in market value, interest credited and other	4,262	3,796	1,352	2,569	673	8,034	8,390
Net transfers (to) from general account	(113)	(138)	(148)	(158)	(171)	(1,398)	(615)
Policy charges	(342)	(346)	(352)	(362)	(371)	(1,336)	(1,431)
Ending balance	46,453	50,128	51,385	53,953	54,803	46,453	54,803
NET FACE AMOUNT IN FORCE (in billions) (3):
Term life	290	286	283	280	278
Universal life	97	80	79	79	62
Variable life	154	158	160	162	167
Total	541	524	522	521	507

__________
(1) Excludes corporate-owned life insurance.
(2) Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable and universal products.
(3) At end of period; net of reinsurance. Net Face Amount In Force excludes certain policies considered to be non-core business drivers impacting adjusted operating income for Individual Life. Policies within the Closed Block division are not reported through Individual Life.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2024

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES
(in millions)

	2023	2024				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2023	2024	% change

Revenues (1):
Premiums	2,864	3,139	3,002	2,850	2,665	12,819	11,656	-9%
Policy charges and fee income	82	80	80	83	81	308	324	5%
Net investment income	1,367	1,412	1,390	1,428	1,493	5,289	5,723	8%
Asset management fees, commissions and other income	65	82	40	56	44	266	222	-17%
Total revenues	4,378	4,713	4,512	4,417	4,283	18,682	17,925	-4%
Benefits and expenses (1):
Insurance and annuity benefits	2,525	2,772	2,452	2,581	2,463	11,082	10,268	-7%
Change in estimates of liability for future policy benefits	49	24	352	2	3	364	381	5%
Interest credited to policyholders' account balances	263	279	288	315	328	943	1,210	28%
Interest expense	5	(1)	(2)	5	(4)	23	(2)	-109%
Deferral of acquisition costs	(312)	(293)	(268)	(308)	(269)	(1,198)	(1,138)	5%
Amortization of acquisition costs	156	159	161	164	162	622	646	4%
General and administrative expenses	944	877	827	892	858	3,663	3,454	-6%
Total benefits and expenses	3,630	3,817	3,810	3,651	3,541	15,499	14,819	-4%
Adjusted operating income (loss) before income taxes	748	896	702	766	742	3,183	3,106	-2%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, change in value of market risk benefits, net of related hedging gains (losses) and include revenues representing equity in earnings of joint ventures and other operating entities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests and redeemable noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2024

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES - LIFE PLANNER
(in millions)

	2023	2024				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2023	2024	% change

Revenues (1):
Premiums	1,511	1,818	1,663	1,527	1,438	6,803	6,446	-5%
Policy charges and fee income	52	47	48	56	53	196	204	4%
Net investment income	608	629	602	619	658	2,351	2,508	7%
Asset management fees, commissions and other income	61	56	54	45	39	246	194	-21%
Total revenues	2,232	2,550	2,367	2,247	2,188	9,596	9,352	-3%
Benefits and expenses (1):
Insurance and annuity benefits	1,311	1,589	1,343	1,365	1,308	5,841	5,605	-4%
Change in estimates of liability for future policy benefits	23	13	217	5	(1)	105	234	123%
Interest credited to policyholders' account balances	68	69	68	76	75	243	288	19%
Interest expense	(4)	(7)	(3)	2	(1)	(3)	(9)	-200%
Deferral of acquisition costs	(144)	(155)	(132)	(141)	(135)	(587)	(563)	4%
Amortization of acquisition costs	76	78	81	82	79	306	320	5%
General and administrative expenses	438	418	393	394	402	1,691	1,607	-5%
Total benefits and expenses	1,768	2,005	1,967	1,783	1,727	7,596	7,482	-2%
Adjusted operating income (loss) before income taxes	464	545	400	464	461	2,000	1,870	-7%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of joint ventures and other operating entities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests and redeemable noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2024

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES - GIBRALTAR LIFE AND OTHER
(in millions)

	2023	2024				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2023	2024	% change

Revenues (1):
Premiums	1,353	1,321	1,339	1,323	1,227	6,016	5,210	-13%
Policy charges and fee income	30	33	32	27	28	112	120	7%
Net investment income	759	783	788	809	835	2,938	3,215	9%
Asset management fees, commissions and other income	4	26	(14)	11	5	20	28	40%
Total revenues	2,146	2,163	2,145	2,170	2,095	9,086	8,573	-6%
Benefits and expenses (1):
Insurance and annuity benefits	1,214	1,183	1,109	1,216	1,155	5,241	4,663	-11%
Change in estimates of liability for future policy benefits	26	11	135	(3)	4	259	147	-43%
Interest credited to policyholders' account balances	195	210	220	239	253	700	922	32%
Interest expense	9	6	1	3	(3)	26	7	-73%
Deferral of acquisition costs	(168)	(138)	(136)	(167)	(134)	(611)	(575)	6%
Amortization of acquisition costs	80	81	80	82	83	316	326	3%
General and administrative expenses	506	459	434	498	456	1,972	1,847	-6%
Total benefits and expenses	1,862	1,812	1,843	1,868	1,814	7,903	7,337	-7%
Adjusted operating income (loss) before income taxes	284	351	302	302	281	1,183	1,236	4%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, change in value of market risk benefits, net of related hedging gains (losses) and include revenues representing equity in earnings of joint ventures and other operating entities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests and redeemable noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2024

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION
(in millions)

	2023	2024				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2023	2024

Actual exchange rate basis (1):
Net premiums, policy charges and fee income:
Japan - Prudential of Japan	1,266	1,584	1,386	1,311	1,216	5,886	5,497
Japan - Gibraltar Life	1,383	1,354	1,371	1,350	1,255	6,128	5,330
Emerging Markets	297	281	325	272	275	1,113	1,153
Total	2,946	3,219	3,082	2,933	2,746	13,127	11,980
Annualized new business premiums:
Japan - Prudential of Japan	182	196	156	162	163	679	677
Japan - Gibraltar Life	310	224	268	324	239	1,018	1,055
Emerging Markets	106	97	95	102	96	390	390
Total	598	517	519	588	498	2,087	2,122
Annualized new business premiums by distribution channel:
Life Planners	288	293	251	264	259	1,069	1,067
Gibraltar Life Consultants	139	105	120	136	119	542	480
Banks	82	59	74	110	63	256	306
Independent Agency	89	60	74	78	57	220	269
Total	598	517	519	588	498	2,087	2,122
Constant exchange rate basis (2):
Net premiums, policy charges and fee income:
Japan - Prudential of Japan	1,362	1,690	1,499	1,412	1,311	6,094	5,912
Japan - Gibraltar Life	1,464	1,454	1,482	1,436	1,348	6,343	5,720
Emerging Markets	252	235	286	253	272	950	1,046
Total	3,078	3,379	3,267	3,101	2,931	13,387	12,678
Annualized new business premiums:
Japan - Prudential of Japan	195	211	172	175	178	705	736
Japan - Gibraltar Life	314	229	275	331	247	1,030	1,082
Emerging Markets	86	80	85	94	94	314	353
Total	595	520	532	600	519	2,049	2,171
Annualized new business premiums by distribution channel:
Life Planners	281	291	257	269	272	1,019	1,089
Gibraltar Life Consultants	142	108	124	140	124	548	496
Banks	82	59	75	110	65	256	309
Independent Agency	90	62	76	81	58	226	277
Total	595	520	532	600	519	2,049	2,171

__________
(1) Translated based on applicable average exchange rates for the period shown.
(2) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 129 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2024

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2023	2024
	4Q	1Q	2Q	3Q	4Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan - Prudential of Japan	312	307	301	297	294
Japan - Gibraltar Life	285	281	279	277	277
Emerging Markets	44	42	43	46	47
Total	641	630	623	620	618
Number of individual policies in force at end of period (in thousands) (3):
Japan - Prudential of Japan	4,511	4,531	4,535	4,555	4,572
Japan - Gibraltar Life	6,594	6,552	6,519	6,520	6,506
Emerging Markets	789	765	783	820	842
Total	11,894	11,848	11,837	11,895	11,920
International life insurance individual policy persistency:
Life Planner:
13 months	92.0%	91.4%	90.6%	89.5%	89.8%
25 months	83.1%	82.6%	82.0%	81.3%	80.6%
Gibraltar Life (4):
13 months	94.3%	94.8%	94.8%	94.7%	94.9%
25 months	88.0%	88.3%	88.6%	88.4%	88.3%
Number of Life Planners at end of period:
Japan	4,310	4,339	4,257	4,264	4,309
All other countries	1,546	1,516	1,579	1,636	1,726
Total Life Planners	5,856	5,855	5,836	5,900	6,035
Gibraltar Life Consultants	6,808	6,792	6,724	6,861	6,844

__________
(1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 129 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2) Net of reinsurance.
(3) Direct business only; policy count includes annuities.
(4) Reflects business sold by Life Consultants and Independent Agents.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2024

STATEMENTS OF OPERATIONS - CORPORATE AND OTHER
(in millions)

	2023	2024				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2023	2024	% change

Revenues (1):
Premiums	(5)	(2)	(7)	(9)	(2)	(16)	(20)	-25%
Policy charges and fee income	(13)	(14)	(14)	(14)	(15)	(53)	(57)	-8%
Net investment income	191	273	286	326	349	730	1,234	69%
Asset management fees, commissions and other income	(74)	(227)	(301)	(232)	(303)	(612)	(1,063)	-74%
Total revenues	99	30	(36)	71	29	49	94	92%
Benefits and expenses (1):
Insurance and annuity benefits	(2)	(5)	(7)	(3)	(4)	(11)	(19)	-73%
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	23	22	21	20	21	113	84	-26%
Interest expense	152	173	174	156	174	639	677	6%
Deferral of acquisition costs	24	17	56	88	27	97	188	94%
Amortization of acquisition costs	(10)	(10)	(10)	(22)	(14)	(37)	(56)	-51%
General and administrative expenses	565	268	101	319	315	1,282	1,003	-22%
Total benefits and expenses	752	465	335	558	519	2,083	1,877	-10%
Adjusted operating income (loss) before income taxes	(653)	(435)	(371)	(487)	(490)	(2,034)	(1,783)	12%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses and goodwill impairment and certain components of consideration for a business acquisition, which are recognized as compensation expense over the requisite service periods. Revenues and Benefits and expenses include consolidating adjustments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2024
INVESTMENT PORTFOLIO COMPOSITION
(in millions)
	December 31, 2024							December 31, 2023
		Closed		PFI Excluding					Closed		PFI Excluding
	Total	Block	Funds	Closed Block Division and Funds Withheld				Total	Block	Funds	Closed Block Division and Funds Withheld (2)
	Portfolio	Division	Withheld (1)	Amount	% of Total			Portfolio (2)	Division	Withheld (1)(2)	Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	230,018	19,103	4,837	206,078	54.9%			241,222	20,483	3,270	217,469	58.9%
Private, available-for-sale, at fair value	81,179	9,625	2,795	68,759	18.3%			74,542	10,003	2,678	61,861	16.7%
Fixed maturities, trading, at fair value	12,447	647	7,732	4,068	1.1%			8,785	887	2,944	4,954	1.3%
Assets supporting experience-rated contractholder liabilities, at fair value	3,707	—	—	3,707	1.0%			3,168	—	—	3,168	0.9%
Equity securities, at fair value	8,896	1,642	—	7,254	1.9%			7,634	1,970	—	5,664	1.5%
Commercial mortgage and other loans, at book value, net of allowance	61,872	7,652	233	53,987	14.4%			58,786	7,769	23	50,994	13.8%
Policy loans, at outstanding balance	9,795	3,348	—	6,447	1.7%			10,047	3,479	—	6,568	1.8%
Other invested assets, net of allowance (3)	23,577	4,929	1,867	16,781	4.4%			19,454	4,513	1,007	13,934	3.8%
Short-term investments, net of allowance	9,056	520	43	8,493	2.3%			4,992	232	51	4,709	1.3%
Subtotal (4)	440,547	47,466	17,507	375,574	100.0%			428,630	49,336	9,973	369,321	100.0%
Invested assets of other entities and operations (5)	4,233	—	—	4,233				6,103	—	—	6,103
Total investments	444,780	47,466	17,507	379,807				434,733	49,336	9,973	375,424

Fixed Maturities by Credit Quality (4)(6):	December 31, 2024						December 31, 2023
	PFI Excluding Closed Block Division and Funds Withheld						PFI Excluding Closed Block Division and Funds Withheld (2)
		Gross	Gross					Gross	Gross
	Amortized	Unrealized	Unrealized	Allowance for	Fair		Amortized	Unrealized	Unrealized	Allowance for	Fair
	Cost	Gains	Losses	Credit Losses	Value	% of Total	Cost	Gains	Losses	Credit Losses	Value	% of Total
Public Fixed Maturities:
NAIC Rating (7)
1	176,693	3,412	20,161	—	159,944	77.6%	182,105	6,683	15,644	1	173,143	79.6%
2	43,221	522	3,744	—	39,999	19.4%	39,358	1,020	3,395	—	36,983	17.0%
Subtotal - High or Highest Quality Securities	219,914	3,934	23,905	—	199,943	97.0%	221,463	7,703	19,039	1	210,126	96.6%
3	4,807	60	574	—	4,293	2.1%	5,216	143	238	—	5,121	2.3%
4	1,264	48	30	—	1,282	0.6%	1,765	50	99	53	1,663	0.8%
5	439	16	12	7	436	0.2%	479	13	63	7	422	0.2%
6	196	7	9	70	124	0.1%	224	4	16	75	137	0.1%
Subtotal - Other Securities	6,706	131	625	77	6,135	3.0%	7,684	210	416	135	7,343	3.4%
Total	226,620	4,065	24,530	77	206,078	100.0%	229,147	7,913	19,455	136	217,469	100.0%

Private Fixed Maturities:
NAIC Rating (7)
1	18,756	257	1,920	—	17,093	24.9%	17,121	240	1,588	—	15,773	25.5%
2	44,179	765	3,453	—	41,491	60.3%	38,561	880	2,795	—	36,646	59.2%
Subtotal - High or Highest Quality Securities	62,935	1,022	5,373	—	58,584	85.2%	55,682	1,120	4,383	—	52,419	84.7%
3	6,483	114	282	—	6,315	9.2%	5,130	118	246	5	4,997	8.1%
4	2,646	15	101	28	2,532	3.7%	3,112	28	89	2	3,049	4.9%
5	1,051	30	34	29	1,018	1.5%	1,283	21	69	3	1,232	2.0%
6	437	24	11	140	310	0.4%	158	17	5	6	164	0.3%
Subtotal - Other Securities	10,617	183	428	197	10,175	14.8%	9,683	184	409	16	9,442	15.3%
Total	73,552	1,205	5,801	197	68,759	100.0%	65,365	1,304	4,792	16	61,861	100.0%
_____________
(1) Includes investments that support customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.
(2) Prior period amounts have been restated to conform to current period presentation.
(3) Other invested assets consist of investments in limited partnerships and limited liability companies (“LPs/LLCs”), investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.
(4) Excludes (i) assets of our investment management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as "Separate account assets" on our balance sheet.
(5) Includes invested assets of our investment management and derivative operations. Excludes assets of our investment management operations that are managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(6) Excludes fixed maturity securities classified as trading.
(7) Reflects equivalent ratings for investments of the international operations. Includes, as of December 31, 2024 and December 31, 2023, 803 securities with amortized cost of $4,147 million (fair value $3,840 million) and 639 securities with amortized cost of $7,242 million (fair value $7,227 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2024

INVESTMENT PORTFOLIO COMPOSITION - JAPANESE INSURANCE OPERATIONS AND EXCLUDING JAPANESE INSURANCE OPERATIONS AND FUNDS WITHHELD (1)
(in millions)

	December 31, 2024		December 31, 2023
	Amount	% of Total	Amount	% of Total
Investment Portfolio Composition - Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	102,904	65.1%	113,737	68.2%
Private, available-for-sale, at fair value	21,603	13.6%	20,891	12.5%
Fixed maturities, trading, at fair value	461	0.3%	669	0.4%
Assets supporting experience-rated contractholder liabilities, at fair value	3,707	2.3%	3,168	1.9%
Equity securities, at fair value	1,845	1.2%	1,614	1.0%
Commercial mortgage and other loans, at book value, net of allowance	16,137	10.2%	17,980	10.8%
Policy loans, at outstanding balance	2,608	1.6%	2,670	1.6%
Other invested assets (3)	6,588	4.2%	5,617	3.4%
Short-term investments, net of allowance	2,324	1.5%	421	0.2%
Total	158,177	100.0%	166,767	100.0%

	December 31, 2024		December 31, 2023 (4)
	Amount	% of Total	Amount	% of Total
Investment Portfolio Composition - Excluding Japanese Insurance Operations and Funds Withheld (2):
Fixed maturities:
Public, available-for-sale, at fair value	103,174	47.4%	103,732	51.3%
Private, available-for-sale, at fair value	47,156	21.7%	40,970	20.2%
Fixed maturities, trading, at fair value	3,607	1.7%	4,285	2.1%
Assets supporting experience-rated contractholder liabilities, at fair value	—	0.0%	—	0.0%
Equity securities, at fair value	5,409	2.5%	4,050	2.0%
Commercial mortgage and other loans, at book value, net of allowance	37,850	17.4%	33,014	16.3%
Policy loans, at outstanding balance	3,839	1.8%	3,898	1.9%
Other invested assets, net of allowance (3)	10,193	4.7%	8,317	4.1%
Short-term investments, net of allowance	6,169	2.8%	4,288	2.1%
Total	217,397	100.0%	202,554	100.0%
__________
(1) Excludes Closed Block division.
(2) Excludes assets classified as "Separate account assets" on our balance sheet.
(3) Other invested assets consist of investments in LPs/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.
(4) Prior period amounts have been restated to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2024

INVESTMENT RESULTS (1)
(in millions)
	Three Months Ended December 31,
	2024			2023
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses) (3)
	Yield (2)	Amount		Yield (2)(3)	Amount (3)
General Account (4)
Fixed maturities (5)	4.51%	3,348	(1,270)	4.09%	3,002	(255)
Equity securities	4.19%	61	—	3.71%	47	2
Commercial mortgage and other loans	4.67%	591	(87)	4.10%	513	(123)
Policy loans	4.57%	73	—	4.56%	74	—
Short-term investments and cash equivalents	5.30%	253	(12)	4.84%	199	1
Gross investment income before investment expenses	4.57%	4,326	(1,369)	4.25%	3,835	(375)
Investment expenses	-0.18%	(310)	—	-0.12%	(216)	—
Subtotal	4.39%	4,016	(1,369)	4.13%	3,619	(375)
Other investments (5)		304	72		217	734
Investment results of other entities and operations (6)		40	47		82	(27)
Investment results of Funds Withheld (7)		360	376		112	(805)
Less: investment income related to adjusted operating income reconciling items		(119)	—		(112)	—
Total		4,601	(874)		3,918	(473)

	Twelve Months Ended December 31,
	2024			2023
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses) (3)
	Yield (2)	Amount		Yield (2)(3)	Amount (3)
General Account (4)
Fixed maturities (5)	4.40%	12,896	(2,076)	4.12%	12,118	(751)
Equity securities	3.25%	170	—	3.09%	156	2
Commercial mortgage and other loans	4.48%	2,237	(223)	4.01%	1,948	(228)
Policy loans	4.62%	292	—	4.59%	290	—
Short-term investments and cash equivalents	6.35%	996	(12)	5.41%	842	3
Gross investment income before investment expenses	4.47%	16,591	(2,311)	4.27%	15,354	(974)
Investment expenses	-0.17%	(1,116)	—	-0.13%	(869)	—
Subtotal	4.30%	15,475	(2,311)	4.14%	14,485	(974)
Other investments (5)		1,035	267		960	(1,623)
Investment results of other entities and operations (6)		59	48		279	—
Investment results of Funds Withheld (7)		1,292	(664)		182	(638)
Less: investment income related to adjusted operating income reconciling items		(486)	—		(613)	—
Total		17,375	(2,660)		15,293	(3,235)
________
(1) Excludes Closed Block division.
(2) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.
(3) Prior period amounts have been reclassified to conform to current period presentation.
(4) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties. assets classified as "Separate account assets" on our balance sheet and investments that support customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.
(5) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.
(6) Includes invested income of assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment management operations.
(7) Includes investments that support customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2024

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS
(in millions)

	Three Months Ended December 31,
	2024			2023
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities (2)	3.16%	1,123	(893)	2.96%	1,023	52
Equity securities	4.39%	16	—	5.97%	24	—
Commercial mortgage and other loans	3.75%	154	(27)	3.74%	166	(56)
Policy loans	3.79%	25	—	3.86%	25	—
Short-term investments and cash equivalents	3.98%	34	(1)	4.28%	23	—
Gross investment income before investment expenses	3.26%	1,352	(921)	3.10%	1,261	(4)
Investment expenses	-0.12%	(83)	—	-0.12%	(77)	—
Subtotal	3.14%	1,269	(921)	2.98%	1,184	(4)
Other investments (2)		142	(251)		93	530
Total		1,411	(1,172)		1,277	526

	Twelve Months Ended December 31,
	2024			2023
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities (2)	3.15%	4,358	(805)	2.92%	4,004	240
Equity securities	3.29%	49	—	3.61%	61	—
Commercial mortgage and other loans	3.81%	632	(42)	3.70%	649	(103)
Policy loans	3.81%	98	—	3.88%	99	—
Short-term investments and cash equivalents	5.57%	126	(1)	3.72%	94	—
Gross investment income before investment expenses	3.26%	5,263	(848)	3.03%	4,907	137
Investment expenses	-0.13%	(329)	—	-0.13%	(318)	—
Subtotal	3.13%	4,934	(848)	2.90%	4,589	137
Other investments (2)		489	(465)		331	(396)
Total		5,423	(1,313)		4,920	(259)
__________
(1) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.
(2) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2024

INVESTMENT RESULTS - EXCLUDING FUNDS WITHHELD AND JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	Three Months Ended December 31,
	2024			2023
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses) (3)
	Yield (2)	Amount		Yield (2)(3)	Amount (3)
Excluding Funds Withheld and Japanese Insurance Operations (4):
Fixed maturities (5)	8.85%	2,225	(377)	7.83%	1,979	(307)
Equity securities	4.13%	45	—	2.65%	23	2
Commercial mortgage and other loans	5.11%	437	(60)	4.29%	347	(67)
Policy loans	5.12%	48	—	5.03%	49	—
Short-term investments and cash equivalents	5.57%	219	(11)	4.89%	176	1
Gross investment income before investment expenses	5.60%	2,974	(448)	5.09%	2,574	(371)
Investment expenses	-0.23%	(227)	—	-0.12%	(139)	—
Subtotal	5.37%	2,747	(448)	4.97%	2,435	(371)
Other investments (5)		162	323		124	204
Total		2,909	(125)		2,559	(167)

	Twelve Months Ended December 31,
	2024			2023
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses) (3)
	Yield (2)	Amount		Yield (2)(3)	Amount (3)
Excluding Funds Withheld and Japanese Insurance Operations (4):
Fixed maturities (5)	5.53%	8,538	(1,271)	5.18%	8,114	(991)
Equity securities	3.23%	121	—	2.82%	95	2
Commercial mortgage and other loans	4.81%	1,605	(181)	4.19%	1,299	(125)
Policy loans	5.18%	194	—	5.07%	191	—
Short-term investments and cash equivalents	6.46%	870	(11)	5.62%	748	3
Gross investment income before investment expenses	5.42%	11,328	(1,463)	5.17%	10,447	(1,111)
Investment expenses	-0.20%	(787)	—	-0.13%	(551)	—
Subtotal	5.22%	10,541	(1,463)	5.04%	9,896	(1,111)
Other investments (5)		546	732		629	(1,227)
Total		11,087	(731)		10,525	(2,338)
__________
(1) Excludes Closed Block division.
(2) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.
(3) Prior period amounts have been reclassified to conform to current period presentation.
(4) Excludes assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet and investments that support customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.
(5) Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2024

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Twelve Months Ended December 31, 2024									Twelve Months Ended December 31, 2023
		Reconciling Items									Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	40,745	—	—	(1)	1,690	463	—	—	42,897	25,224	—	—	1	1,675	464	—	—	27,364
Policy charges and fee income	4,277	99	—	(87)	—	9	—	—	4,298	4,224	237	—	66	—	—	—	—	4,527
Net investment income	17,375	(17)	—	—	2,048	503	—	—	19,909	15,293	(18)	—	—	1,959	631	—	—	17,865
Realized investment gains (losses), net (3)	(585)	(1,979)	—	—	(769)	(96)	—	—	(3,429)	289	(3,442)	—	—	(380)	(82)	—	—	(3,615)
Asset management fees, commissions and other income	6,241	156	—	—	318	547	(135)	—	7,127	5,460	1,120	—	—	412	875	(85)	—	7,782
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	(397)	—	—	—	—	—	(397)	—	—	56	—	—	—	—	—	56
Total revenues	68,053	(1,741)	(397)	(88)	3,287	1,426	(135)	—	70,405	50,490	(2,103)	56	67	3,666	1,888	(85)	—	53,979
Benefits and expenses:
Insurance and annuity benefits	44,075	(3)	—	(3)	2,983	765	—	—	47,817	27,997	(105)	—	(2)	3,362	748	—	—	32,000
Change in estimates of liability for future policy benefits	108	33	—	(33)	—	(145)	—	—	(37)	250	52	—	(41)	—	76	—	—	337
Interest credited to policyholders' account balances	3,949	347	—	—	117	169	—	—	4,582	3,246	431	—	—	118	188	—	—	3,983
Interest expense	2,019	—	—	—	(2)	13	—	—	2,030	1,754	—	—	—	—	9	—	—	1,763
Deferral of acquisition costs	(2,601)	—	—	—	—	(1)	—	—	(2,602)	(2,328)	—	—	—	—	—	—	—	(2,328)
Amortization of acquisition costs	1,445	32	—	—	12	3	—	—	1,492	1,417	29	—	—	13	—	—	—	1,459
Goodwill impairment	—	—	—	—	—	—	—	—	—	—	—	—	—	—	177	—	—	177
General and administrative expenses	13,132	—	—	—	290	592	(119)	19	13,914	12,555	—	—	—	273	669	(17)	36	13,516
Total benefits and expenses	62,127	409	—	(36)	3,400	1,396	(119)	19	67,196	44,891	407	—	(43)	3,766	1,867	(17)	36	50,907

__________
(1) See page 39 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.
(3) Includes realized gains and losses from sales of funds withheld and modified coinsurance assets not passed back to reinsurers of $(427) million and $(146) million for years ended December 31, 2024 and December 31, 2023, respectively. Also includes changes in the value of the funds withheld and modified coinsurance embedded derivatives associated with available-for-sale securities of $436 million and $(254) million and certain derivatives of $(29) million and $25 million for years ended December 31, 2024 and December 31, 2023, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2024

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended December 31, 2024									Three Months Ended December 31, 2023
		Reconciling Items									Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	5,935	—	—	(1)	455	106	—	—	6,495	6,364	—	—	2	447	106	—	—	6,919
Policy charges and fee income	1,062	(21)	—	5	—	—	—	—	1,046	1,059	142	—	7	—	—	—	—	1,208
Net investment income	4,601	(5)	—	—	521	124	—	—	5,241	3,918	(4)	—	—	468	116	—	—	4,498
Realized investment gains (losses), net (3)	(136)	(664)	—	—	(237)	(74)	—	—	(1,111)	(4)	(510)	—	—	(19)	41	—	—	(492)
Asset management fees, commissions and other income	1,547	(603)	—	—	(42)	61	(34)	—	929	1,536	656	—	—	229	348	(34)	—	2,735
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	(77)	—	—	—	—	—	(77)	—	—	216	—	—	—	—	—	216
Total revenues	13,009	(1,293)	(77)	4	697	217	(34)	—	12,523	12,873	284	216	9	1,125	611	(34)	—	15,084
Benefits and expenses:
Insurance and annuity benefits	6,843	7	—	2	644	181	—	—	7,677	7,130	(122)	—	(9)	1,072	182	—	—	8,253
Change in estimates of liability for future policy benefits	56	11	—	(58)	—	(33)	—	—	(24)	20	18	—	96	—	(28)	—	—	106
Interest credited to policyholders' account balances	1,057	206	—	—	30	41	—	—	1,334	867	42	—	—	29	43	—	—	981
Interest expense	525	—	—	—	(2)	3	—	—	526	439	—	—	—	—	3	—	—	442
Deferral of acquisition costs	(704)	—	—	—	—	—	—	—	(704)	(637)	—	—	—	—	—	—	—	(637)
Amortization of acquisition costs	364	8	—	—	3	—	—	—	375	356	8	—	—	3	—	—	—	367
Goodwill impairment	—	—	—	—	—	—	—	—	—	—	—	—	—	—	177	—	—	177
General and administrative expenses	3,497	—	—	—	74	45	(131)	3	3,488	3,467	—	—	—	71	191	(8)	12	3,733
Total benefits and expenses	11,638	232	—	(56)	749	237	(131)	3	12,672	11,642	(54)	—	87	1,175	568	(8)	12	13,422

__________
(1) See page 39 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.
(3) Includes realized gains and losses from sales of funds withheld and modified coinsurance assets not passed back to reinsurers of $(178) million and $(77) million for three months ended December 31, 2024 and December 31, 2023, respectively. Also includes changes in the value of the funds withheld and modified coinsurance embedded derivatives associated with available-for-sale securities of $509 million and $(503) million and certain derivatives of $(30) million and $35 million for three months ended December 31, 2024 and December 31, 2023, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2024

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended March 31, 2024									Three Months Ended June 30, 2024
		Reconciling Items									Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	15,006	—	—	(1)	409	123	—	—	15,537	7,277	—	—	—	433	110	—	—	7,820
Policy charges and fee income	1,056	50	—	(57)	—	7	—	—	1,056	1,061	22	—	—	—	2	—	—	1,085
Net investment income	4,120	(4)	—	—	514	134	—	—	4,764	4,218	(5)	—	—	509	127	—	—	4,849
Realized investment gains (losses), net (3)	(102)	(85)	—	—	(125)	4	—	—	(308)	(156)	198	—	—	(174)	(34)	—	—	(166)
Asset management fees, commissions and other income	1,626	340	—	—	164	246	(39)	—	2,337	1,449	11	—	—	43	106	(17)	—	1,592
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	123	—	—	—	—	—	123	—	—	(297)	—	—	—	—	—	(297)
Total revenues	21,706	301	123	(58)	962	514	(39)	—	23,509	13,849	226	(297)	—	811	311	(17)	—	14,883
Benefits and expenses:
Insurance and annuity benefits	15,774	50	—	(1)	859	202	—	—	16,884	8,137	(47)	—	(2)	766	186	—	—	9,040
Change in estimates of liability for future policy benefits	15	2	—	(25)	—	(9)	—	—	(17)	(29)	10	—	(45)	—	(112)	—	—	(176)
Interest credited to policyholders' account balances	902	304	—	—	30	47	—	—	1,283	952	80	—	—	29	41	—	—	1,102
Interest expense	529	—	—	—	(1)	2	—	—	530	480	—	—	—	1	4	—	—	485
Deferral of acquisition costs	(647)	—	—	—	—	(1)	—	—	(648)	(614)	—	—	—	—	—	—	—	(614)
Amortization of acquisition costs	362	8	—	—	3	2	—	—	375	363	8	—	—	3	1	—	—	375
General and administrative expenses	3,336	—	—	—	74	306	(12)	8	3,712	3,000	—	—	—	72	153	26	5	3,256
Total benefits and expenses	20,271	364	—	(26)	965	549	(12)	8	22,119	12,289	51	—	(47)	871	273	26	5	13,468

__________
(1) See page 39 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.
(3) Includes realized gains and losses from sales of funds withheld and modified coinsurance assets not passed back to reinsurers of $(63) million and $(94) million for three months ended March 31, 2024 and June 30, 2024, respectively. Also includes changes in the value of the funds withheld and modified coinsurance embedded derivatives associated with available-for-sale securities of $262 million and $212 million and certain derivatives of $(16) million and $(4) million for three months ended March 31, 2024 and June 30, 2024, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2024

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended September 30, 2024
		Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	12,527	—	—	1	393	124	—	—	13,045
Policy charges and fee income	1,098	48	—	(35)	—	—	—	—	1,111
Net investment income	4,436	(3)	—	—	504	118	—	—	5,055
Realized investment gains (losses), net (3)	(191)	(1,428)	—	—	(233)	8	—	—	(1,844)
Asset management fees, commissions and other income	1,619	408	—	—	153	134	(45)	—	2,269
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	(146)	—	—	—	—	—	(146)
Total revenues	19,489	(975)	(146)	(34)	817	384	(45)	—	19,490
Benefits and expenses:
Insurance and annuity benefits	13,321	(13)	—	(2)	714	196	—	—	14,216
Change in estimates of liability for future policy benefits	66	10	—	95	—	9	—	—	180
Interest credited to policyholders' account balances	1,038	(243)	—	—	28	40	—	—	863
Interest expense	485	—	—	—	—	4	—	—	489
Deferral of acquisition costs	(636)	—	—	—	—	—	—	—	(636)
Amortization of acquisition costs	356	8	—	—	3	—	—	—	367
General and administrative expenses	3,299	—	—	—	70	88	(2)	3	3,458
Total benefits and expenses	17,929	(238)	—	93	815	337	(2)	3	18,937

__________
(1) See page 39 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.
(3) Includes realized gains and losses from sales of funds withheld and modified coinsurance assets not passed back to reinsurers of $(92) million for three months ended September 30, 2024. Also includes changes in the value of the funds withheld and modified coinsurance embedded derivatives associated with available-for-sale securities of $(547) million and certain derivatives of $21 million for three months ended September 30, 2024.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2024

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:
Adjusted operating income is a non-GAAP measure used by the Company to evaluate segment performance and to allocate resources. Adjusted operating income excludes “Realized investment gains (losses), net, and related charges and adjustments." A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as capital and other factors.

Realized investment gains (losses) within certain businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income generally excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of an asset-liability management program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are designated as trading. Adjusted operating income also excludes investment gains and losses on assets supporting experience-rated contractholder liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. Adjusted operating income excludes the changes in fair value of equity securities that are recorded in net income. Additionally, adjusted operating income excludes the impact of annual assumption updates and other refinements included in the above items.

Adjusted operating income excludes “Change in value of market risk benefits, net of related hedging gains (losses)”, which reflects the impact from changes in current market conditions, and market experience updates, reflecting the immediate impacts in current period results from changes in current market conditions on estimates of profitability, which we believe enhances the understanding of underlying performance trends. Adjusted operating income also excludes the results of Divested and Run-off Businesses, which are not relevant to our ongoing operations and discontinued operations and earnings attributable to noncontrolling interests and redeemable noncontrolling interests, each of which is presented as a separate component of net income under GAAP. Additionally, adjusted operating income excludes other items, such as certain components of the consideration for acquisitions, which are recognized as compensation expense over the requisite service periods, and goodwill impairments. Earnings attributable to noncontrolling interests and redeemable noncontrolling interests is presented as a separate component of net income under GAAP and excluded from adjusted operating income.

Adjusted operating income does not equate to "Net income" as determined in accordance with U.S. GAAP. Adjusted operating income is not a substitute for income determined in accordance with U.S. GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability of our businesses. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of the items described above.

2. After-tax adjusted operating income:
Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes. The tax effect associated with pre-tax adjusted operating income is based on applicable domestic and foreign tax regulations inclusive of pertinent adjustments.

3. Annualized New Business Premiums:
Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers' Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company's domestic individual life and international operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Gibraltar Life Consultants include production by captive agents associated with the Japan operation.

4. Assets Under Administration:
Fair market value of assets in client accounts and mortgage servicing assets, which are reported on an unpaid principal balance basis, that are not included in Assets Under Management. Prudential does not receive a management fee on these assets, but may receive a fee for executing trades, custody or record keeping services, or servicing the mortgage loans. In addition, fair market value of assets for which Prudential provides non-discretionary investment advice and receives a fee.

5. Assets Under Management:
Fair market value of assets directly managed by Prudential or joint ventures of which Prudential has at least 50% ownership, and assets invested in investment options included in the Company’s products that are managed by third party sub-advised managers at the discretion of Prudential. This includes externally managed modified coinsurance for both Hartford and Allstate. It also includes the fair value of derivatives used in various portfolio management strategies related to the portfolio’s invested assets, regardless of the hedge accounting designation, but excludes direct hedges of product liabilities and expenses.

6. Book value per share of Common Stock:
GAAP equity attributed to Prudential Financial, Inc. divided by the number of common shares outstanding at end of period, on a diluted basis. Adjusted book value per common share is a non-GAAP measure. This non-GAAP measure augments the understanding of our financial position by providing a measure of net worth that is primarily attributable to our business operations, separate from the portion that is affected by capital and currency market conditions including the removal of the associated accounting impacts of the remeasurement of certain insurance liabilities and investments that are marked to market through AOCI under GAAP, and the cumulative change in fair value of funds withheld embedded derivatives related to unrealized gains and losses on available-for-sale securities and certain derivatives associated with customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements. However, adjusted book value per common share is not a substitute for book value per share including AOCI determined in accordance with GAAP, and the adjustments made to derive the measure are important to an understanding of our overall financial position.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2024

KEY DEFINITIONS AND FORMULAS

7. Borrowings - Capital Debt:
Debt utilized to meet the capital requirements of our business.

8. Borrowings - Operating Debt:
Debt utilized for business funding to meet specific purposes, which may include activities associated with our PGIM and Assurance IQ businesses. Operating debt also consists of debt issued to finance specific portfolios of investment assets, the proceeds from which will service the debt. Specifically, this includes assets supporting reserve requirements under Regulation XXX and Guideline AXXX, as well as funding for institutional and insurance company portfolio cash flow timing differences.

9. Divested and Run-off Businesses:
Businesses that have been or will be sold or exited, including businesses that have been placed in wind down status that do not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

10. Earned Premiums:
The portion of premium, net of returns to participating policyholders and amounts ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

11. General Account:
Includes assets of the insurance companies for which the Company bears the investment risk. These generally include assets supporting "Future Policy Benefits" and "Policyholders' Account Balances". General account assets also include assets of the parent company, Prudential Financial, Inc. and excludes assets recognized for statutory purposes that are specifically allocated to a separate account.

12. Gibraltar Life:
Includes results from the Japan operation.

13. Gibraltar Life Consultants:
Captive insurance agents for Gibraltar Life.

14. Group Insurance Benefits Ratios:
Ratio of policyholder benefits to earned premiums, policy charges and fee income.

15. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:
Ratio of administrative operating expenses (excluding commissions) to gross premiums, and net policy charges and fee income.

16. Individual Retirement Strategies Account Values in General Account and Separate Account:
Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

17. Individual Retirement Strategies - Net Amounts at Risk:
Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

18. Insurance and Annuity Benefits:
Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

19. International Life Planners:
Captive insurance Advisors in our Life Planner operations.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2024

KEY DEFINITIONS AND FORMULAS

20. Non-recourse and Limited-recourse Debt:
Limited and non-recourse borrowing is where the debt holder is only entitled to collect against the assets pledged to the debt as collateral or has very limited rights to collect against other assets.

21. Other Related Revenues:
Other related revenues include incentive fees, transaction fees, seed and co-investment results, and commercial mortgage revenues.

22. PGIM Asset Under Management Classifications:
Public Equity - Represents stock ownership interest in a corporation or partnership (excluding hedge funds) or real estate investment trust.

Public Fixed Income - Represents debt instruments that pay fixed interest and usually have a maturity (excluding mortgages).

Real Estate - Includes direct real estate equity and real estate mortgages.

Private Credit and Other Alternatives - Includes private credit, private equity, hedge funds and other alternative strategies.

Multi-Asset - Includes funds or products that invest in more than one asset class, balancing equity and fixed income funds and target date funds.

23. Policy Persistency - Group Insurance:
Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers' Group Life Insurance and Prudential Employee Benefit Plan).

24. Policy Persistency - International Businesses:
13 month persistency represents the average percentage of face amount of policies that are still in force at their 13th policy month. 25 month persistency represents the average percentage of face amount of policies that are still in force at their 25th policy month.

25. Prudential Advisors:
Captive financial professionals in our insurance operations in the United States.

26. Prudential Financial, Inc. Equity:
Amount of capital assigned to each of the Company's segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment's risks. Represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests and redeemable noncontrolling interests.

27. Separate Accounts:
Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

28. Wrap-Fee Products:
Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2024

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS
as of February 4, 2025
		Standard &		Fitch
	A.M. Best*	Poor's	Moody's*	Ratings*
The Prudential Insurance Company of America	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR	AA-
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
CREDIT RATINGS:
as of February 4, 2025

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt	a-	A	A3	A-
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa1	BBB

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	A2	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	(P)A1	NR

PRICOA Global Funding I:
Long-Term Senior Debt	aa-	AA-	Aa3	AA-

* NR indicates not rated.

INVESTOR INFORMATION:

Corporate Office:
Prudential Financial, Inc.
751 Broad Street
Newark, New Jersey 07102

Common Stock:
Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.

For more information, please visit our website at investor.prudential.com.